UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 15, 2021
ADMA BIOLOGICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36728	56-2590442
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

465 State Route 17, Ramsey, New Jersey	07446
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (201) 478-5552

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	ADMA	Nasdaq Global Market
Preferred Share Purchase Rights	-	Nasdaq Global Market

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 15, 2021, the Board of Directors (the “Board”) of ADMA Biologics, Inc. (the “Company”) appointed Young T. Kwon, Ph.D. to serve on the Board as a Class II director with a term expiring at the Company’s 2024 annual meeting of stockholders.

Dr. Kwon currently serves as an Operating Partner of Lightstone Ventures. Prior to this, Dr. Kwon served in roles of increasing responsibility at Momenta Pharmaceuticals Inc. (“Momenta”), including Chief Financial and Business Officer from January 2020 to January 2021, Chief Business Officer from October 2018 to January 2020, Senior Vice President, Corporate Development and Strategy from August 2015 to October 2018 and Vice President, Corporate Development and Strategy from January 2011 to July 2015. Prior to joining Momenta, Dr. Kwon was Senior Director of Business Development at Biogen Idec, where he led corporate development activities, including evaluation of a variety of transactions. Dr. Kwon received his B.S. from the Massachusetts Institute of Technology in 1994 and his Ph.D. in Biological Chemistry and Molecular Pharmacology from Harvard University in 1999.

There is no arrangement or understanding between Dr. Kwon and any other person pursuant to which Dr. Kwon was selected to serve as a director of the Company, nor is Dr. Kwon a party to any transactions required to be disclosed under Item 404(a) of Regulation S-K involving the Company. As a non-employee director, Dr. Kwon is eligible to participate in the Amended and Restated ADMA Biologics, Inc. 2014 Omnibus Incentive Compensation Plan. For his service on the Board, Dr. Kwon will receive compensation in accordance with the Company’s general policies for compensation of non-employee directors, including, without limitation, an initial grant of options to purchase 93,500 shares of the Company’s common stock upon joining the Board.

The Company issued a press release on October 18, 2021 announcing Dr. Kwon’s appointment to the Board. A copy of the press release is attached to this Form 8-K as Exhibit 99.1 and incorporated by reference herein.

Item 9.01	Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release, dated October 18, 2021
104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

 SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

October 18, 2021	ADMA Biologics, Inc.

	By:	/s/ Brian Lenz
		Name:	Brian Lenz
		Title:	Executive Vice President and Chief Financial Officer

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